UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders

Institutional Floating Rate Fund	November 30, 2014

Highlights

●	The bank loan market generated modest gains for the six months ended November 30, 2014.
●	The Institutional Floating Rate Fund outperformed its Lipper peer group average but trailed its benchmark, the S&P/LSTA Performing Loan Index.
●	While the fundamental underpinnings of the loan asset class remained intact, demand has been dampened by the market’s view on long-term interest rates and the underperformance of high yield bonds.
●	We believe that bank loans offer investors a compelling blend of current income and better protection from increases in interest rate fluctuations than other fixed income sectors.

The views and opinions in this report were current as of November 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Floating Rate Fund

Dear Investor

The bank loan market posted modest gains for the six months ended November 30, 2014, although below investment-grade debt generally underperformed high-quality fixed income sectors. The most significant factor for our market has been the negative impact of plunging oil prices on the energy industry. However, unlike the high yield market, energy is a much smaller industry within the loan asset class. Although bank debt held up better and was less volatile than high yield bonds during the period, loans do not trade in isolation and were still affected by bond underperformance.

Portfolio Performance

The Institutional Floating Rate Fund returned 0.97% for the six months ended November 30, 2014. As shown in the Performance Comparison table, the fund and its F Class shares, which have a slightly different expense structure, outperformed their Lipper peer group average but trailed the S&P/LSTA Performing Loan Index. During the reporting period, we added exposure to higher-rated securities. The fund’s primary focus remains on bank loans and corporate bonds in the higher-quality tiers of the below investment-grade universe. We invest primarily in BB and B rated loans, which have historically outperformed CCC rated loans, with less volatility.

The portfolio’s positioning remained more conservative than that of the benchmark. The fund maintained its high allocation to traditional loan structures that include a first priority on assets. Conversely, we typically avoid smaller, less-liquid loans. Some of the riskiest segments of the market lagged during the past six months, and accordingly, our relative performance benefited from our underweights to several of the most distressed industries and credits. For example, we are underweight the energy, gaming, information technology, and publishing industries, so not owning several of the struggling companies in those segments helped our relative performance. Our allocation to short-term holdings, or approximately 6% of the fund at the end of the period, generated virtually no yield and detracted from relative performance. We maintain positions in highly liquid, short-term holdings in order to meet potential client redemptions.

For the past six months, the fund’s share price declined $0.12. Dividend income, which totaled $0.22 over the past six months, was the same as in the prior six-month period and accounted for all of the portfolio’s return. At the end of November, the fund’s 4.36% 30-day SEC yield was slightly higher than its 3.83% yield six months ago. Capital appreciation, which had been a significant component in the portfolio’s return for the past five years, proved elusive as many of the loans that we own traded down from above par value. However, that means there should be opportunities for capital appreciation in the future.

Market Environment

The loan market has performed exceptionally well since the 2008 financial crisis. From the end of November 2008 to the end of our reporting period, the S&P/LSTA Performing Loan Index has gained more than 97%, advancing over the six-year period at an annualized 12% clip. However, the market waned in recent months after trading at elevated prices for an extended period.

The loan market is typically less volatile than the high yield market, and that was the case for the past six months. Several economic forecasters have suggested that improving economic conditions and better employment figures would prompt the Fed to raise the federal funds target rate in mid-2015. However, over our reporting period, the yield on the 10-year Treasury note declined, resulting in solid gains for long-term, high-quality bonds. The leveraged loan and high yield markets were weak due to falling oil and other commodity prices.

The market conditions in the loan space remain solid. Year-to-date loan issuance through November 30, 2014, stands at $450 billion—robust, but unlikely to match last year’s record of $670 billion. We have noted a significant increase in the volume of acquisition-related issuance this year. For the first 11 months of 2014, 49% of loan issuance was for refinancing and repricing activity—to extend maturity profiles and reduce interest expenses versus an average of approximately 61% for the past three years. Although retail mutual fund outflows ($15.8 billion) this year exerted some downward pressure on the loan market, collateralized loan obligation (CLO) issuance totaled $124 billion, indicating solid institutional demand and support for the asset class.

The overall environment for loan investing appears positive. Companies have abundant liquidity, near-term maturity issues that were a concern a couple of years ago have been addressed, and the capital markets remain receptive to new deals. Corporate fundamentals of the asset class, including earnings and cash flow, are sound. Balance sheet leverage has remained in check, and debt services ratios have benefited from companies refinancing into lower rates.

We expect the default rate to remain well below historical levels during 2015, excluding the impact of two failed precrisis leveraged buyouts. The loan market’s default rate stood at 3.6% as of the end of the reporting period. However, this level includes Energy Future Holdings (also known as TXU), an energy company that defaulted last spring. TXU, the loan market’s largest issuer, was acquired in a leveraged transaction in 2007 and had been distressed for years. Excluding TXU, the default rate was 1.1%, well below the long-term average of 3.5%. In early 2015, we expect Caesars Entertainment, a gaming company acquired in a leveraged transaction in 2008, to add to the default rate. However, as with TXU, the market has long anticipated a default from Caesars. We are carefully monitoring the energy sector and assessing its potential impact on the default rate, especially if energy prices stay low for a prolonged period of time. As mentioned earlier, the energy sector represents a much smaller portion of the loan market than it does in the bond market. Plus, we believe that energy company defaults, to the extent that they occur, will be closer to 2016. In the meantime, many energy companies will preserve capital by cutting back on production spending. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Finally, we believe that as we get closer to mid-2015 and a federal funds target rate hike, investors will increasingly favor bank debt for its lower interest rate risk characteristics and its floating rate feature as rising interest rates are likely to inflict losses on traditional bond portfolios.

Risk Management: A Key Component of Our Strategy

Before discussing portfolio activity for the period under review, we would like to inform shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets were particularly volatile at the beginning of the fund’s fiscal year as investors began to consider the ramifications of a scaleback in the Fed’s quantitative easing program and a potential rise in interest rates. This volatility has highlighted the importance of sound risk management.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed makes policy changes that are likely to affect the direction of interest rates. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios into consideration, evaluating risk management strategies to determine appropriate actions, and taking other steps to ensure the continuing smooth operation of our portfolios. We do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

Portfolio Review

Most of our companies are performing well, and we have maintained a focus on higher-quality loan issuance. At the end of the reporting period, more than 91% of the portfolio was invested in securities rated split B or higher (including short-term holdings). Credit selection generated a significant contribution in our comparison with the S&P/LSTA benchmark, especially in our B and BB rated holdings. Our short-term holdings, BBB rated credits, and not rated securities detracted from relative results. As shown in the Quality Diversification table, we made only minor adjustments to our credit quality allocations, with the largest shift being additions to BB rated bonds.

From an industry perspective, our best relative performance contributors were the services, energy, health care, and entertainment and leisure segments. In each case, security selection was the largest component of our outperformance. Consumer products, food and tobacco, container, and broadcasting were the weakest relative performers, due to credit selection. Energy was our largest absolute performance detractor but one of our best relative performance contributors. We benefited from credit selection and an underweight allocation to this segment.

The loan market was not immune to the decline in oil prices, although energy is a much smaller component in the loan market than in the high yield market. Energy represents 5% of the loan market versus approximately 17% in the high yield space. Our lower-than-benchmark exposure and our focus on highly rated credits benefited the fund’s relative performance. However, our largest absolute performance detractor for the last six months was American Energy Partners, a natural gas exploration firm.

Loan holdings in Tervita and Samson Investment were also significant detractors in the energy industry. Samson has been attempting to restructure its business profile but suffered losses because of falling natural gas prices. Tervita is a Canadian firm involved in environmental cleanup work for oil field customers. The prospects of its business have declined in anticipation of its customers cutting production and capital expenditures for oil field services.

The services segment, the largest industry group in the portfolio, was our best relative performance contributor. The sector includes an eclectic mix of business from car rental to weight loss companies. First Data, the portfolio’s largest holding, is a global credit card transaction processor, and it was again a top contributor. This investment has enabled us to participate in the strengthening U.S. economy and rising card transaction volume. First Data should benefit from better consumer spending—thanks, in part, to the declining unemployment rate and lower oil and gasoline prices—which translates into more disposable income. In the last six months, the company got a boost from extra capital from several sponsors. The entire capital structure has rallied, and we own both secured loans and bonds that generate good coupons.

Kronos was another top performer in the services sector, and it is one of our largest portfolio holdings. We own a combination of first- and second-lien loans and added to the position after a recent visit with its management team. The human resources software company has many Fortune 1000 clients that utilize its payroll, e-learning, workflow, time-tracking, and staffing software to optimize back-office operations and promote efficiencies. The company has been growing solidly, and we see value in its loans, which have hard call protection into late 2015. We have steadily increased our exposure, and it was our best absolute performance contributor in the period.

Burger King, a new top holding, issued $7 billion of loans to buy Tim Hortons in August. The company has a franchise model, and the loans were issued with attractive terms. The company’s business model is very similar to Dunkin’ Brands, a former significant position in the portfolio. (Dunkin’ Brands repriced its loans, but we did not participate in that deal.) Burger King earns revenues and royalties from its franchises and generates a very steady cash flow stream with minimal capital expenditures. Warren Buffett’s Berkshire Hathaway is an investor, as well, through preferred shares that are subordinated to the loans.

We also liked Charter Communications’ large new issue that priced in September during a period of market weakness. Originally slated to be an $8 billion loan rated BB, we received a coupon on the first $3 billion increment that would have been lower earlier in the year. Charter decided to access the high yield bond market for the $5 billion balance. Because the bonds are subordinated to the loans in the capital structure, the loans were upgraded to BBB only a month after our purchase.

As expected, many of our largest holdings were the best contributors to six-month absolute results. Health care remained our second-largest industry allocation, and although we benefited from credit selection, our underweight allocation detracted from relative returns. This typically defensive industry is less affected by the economy since people will still see doctors and go to hospitals in every economic environment. Within the industry, we favor companies in the services, pharmaceuticals, and hospital segments. Our underweight allocation stems from a combination of health care’s defensive characteristics, below-average yields, and the terms on most health care loans. However, we appreciate that these businesses generate consistent cash flow. When we can buy a hospital loan with a decent coupon, we’ll take a meaningful position. Community Health Systems was one such case. The company executed a strategic transaction to buy HMA Hospitals; the two chains now have a more diversified base and should benefit from economies of scale. The deal offered a solid coupon for a BB rated credit, so we increased our position to 1.0% of the portfolio.

Outlook

Loans have behaved as expected over the past six months; they have been less volatile and more defensive than high yield bonds, and they have continued to generate steady income. The major reason for their outperformance versus high yield is that commodities (energy plus metals) account for a significantly larger portion of the high yield market than in the loan space. As we said earlier, we are not immune to the volatility in these sectors, but they should have less of an effect on our investment universe.

After 95 consecutive weeks of retail mutual fund inflows (totaling $84 billion), which ended just before this reporting period began, floating rate mutual funds have experienced outflows for most of the summer (32 of 34 weeks totaling about $16 billion). The outflows have slowed, but the technical picture is still uncertain. CLO formation ($124 billion year-to-date), on the other hand, has buttressed our market. Record CLO issuance has been a steady positive force throughout the year. Leading up to the first rate hike, and likely over a prolonged period of rising interest rates, we think that retail demand for bank loans will improve.

Although the Fed ended its securities purchases in October, and the market is convinced that interest rates are going to rise, the timing of the first of potentially many increases is uncertain. We expect that the Fed will begin to institute short-term interest rate increases in mid-2015. Because of their short-duration characteristics, loans are less exposed to losses than traditional bond portfolios in a rising-rate environment. Additionally, the default rate in the loan market should remain low through 2015. The companies in our asset class have improved their balance sheets and their ability to service outstanding debt obligations thanks to a prolonged period of low interest rates and steady, albeit modest, economic growth.

Overall, the companies in the loan market have sound fundamentals, economic growth should be about 3% in 2015, and the labor market is improving. On the issuance front, we believe that there will be less refinancing activity, and that could help to drive the coupons on new issues higher. The loans we own today are less likely to get refinanced to a lower coupon. All these factors make us constructive on the market. Loan prices are now below par, which hasn’t been the case for most of the past year, so it is possible that we could benefit from a bit of capital appreciation as well.

As always, we will continue to work diligently on your behalf. Thank you for your support and confidence in T. Rowe Price.

Respectfully submitted,

Paul M. Massaro
Chairman of the fund’s Investment Advisory Committee

December 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing in Floating Rate Loan Funds

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

Glossary

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a one-year duration would fall about 1% in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: A measure of a fund’s interest rate sensitivity—in general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Floating Rate Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Floating Rate Fund
November 30, 2014 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/14	Value 5/31/14
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ 83	$ 165,393	$ 385,492
Totals			$ 83	$ 165,393	$ 385,492

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 165,393
Dividend income	83
Interest income	-
Investment income	$ 83
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Floating Rate Fund
November 30, 2014 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

6 Months Ended 11/30/14
Investment Income (Loss)	
Income	
Interest	$ 83,465
Dividend	84
Other	1,909
Total income	85,458
Expenses	
Investment management and administrative expense	9,751
Administrative fee payment program fees – F Class	528
Interest	105
Total expenses	10,384
Net investment income	75,074
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	(10,322)
Swaps	234
Foreign currency transactions	7,527
Net realized loss	(2,561)
Change in net unrealized gain / loss	
Securities	(42,848)
Swaps	(653)
Other assets and liabilities denominated in foreign currencies	1,719
Change in net unrealized gain / loss	(41,782)
Net realized and unrealized gain / loss	(44,343)
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 30,731**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Floating Rate Fund
November 30, 2014 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Floating Rate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the Institutional Floating Rate Fund original share class, referred to in this report as the Institutional Class, offered since January 31, 2008, and the Institutional Floating Rate Fund–F Class (F Class), offered since August 27, 2010. F Class shares are available only through financial advisors and certain third-party intermediaries that have entered into an administrative fee agreement with T. Rowe Price Services, Inc. The F Class participates in a Board-approved administrative fee payment program pursuant to which the fund compensates certain financial intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% of average daily net assets for certain defined contribution plans) per year for various shareholder and administrative services they provide to underlying investors. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The F Class pays certain shareholder and administrative expenses in an amount not exceeding 0.15% of the class’s average daily net assets. Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2014, totaled $0 for the six months ended November 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2014, securities valued at $1,159,000 had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2014, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $551,000 cash.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 2% and 4% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2014, the notional amount of protection sold by the fund totaled $9,350,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2014, approximately 93% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid. At November 30, 2014, the fund’s total unfunded commitments not included in the Portfolio of Investments were $48,925,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $803,288,000 and $911,429,000, respectively, for the six months ended November 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2014, the cost of investments for federal income tax purposes was $3,342,463,000. Net unrealized loss aggregated $17,023,000 at period-end, of which $18,585,000 related to appreciated investments and $35,608,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At November 30, 2014, approximately 28% of the Institutional Class’s outstanding shares were held by T. Rowe Price funds.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $300 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the greater of (a) the Federal Funds rate or (b) the one-month LIBOR. A commitment fee, equal to 0.08% per annum of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets; it is accrued daily and paid quarterly. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the six months ended November 30, 2014, the fund incurred $105,000 in commitment fees. At November 30, 2014, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $300,000,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 16, 2015